GOODWILL	6 Months Ended
Jun. 30, 2021
Disclosure of reconciliation of changes in goodwill [abstract]
Disclosure of goodwill [text block]	GOODWILL
The following table presents the carrying amount for our company’s goodwill:

	As of
US$ MILLIONS	June 30, 2021	December 31, 2020
Balance at beginning of the period	$528	$667
Foreign currency translation and other	14	(139)
Ending Balance	$542	$528
Goodwill mainly arose from the recognition of a deferred tax liability due to purchase price accounting upon the acquisition of our Brazilian regulated gas transmission business. The operating performance at our Brazilian regulated gas transmission business benefits from stable, long-term, contracted cash flows and has been largely unimpacted by recent changes in the macroeconomic environment. As such, no impairment indicators were noted during the six-month period ended June 30, 2021. Our company also noted no changes to the tax circumstances that gave rise to the goodwill as at June 30, 2021.